UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2014

MAVENIR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001- 36171	61-1489105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1700 International Parkway, Suite 200

Richardson, Texas 75081

(Address of principal executive offices, including zip code)

(469) 916-4393

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Pricing and Closing of Follow-On Public Offering of Common Stock

On July 31, 2014 Mavenir Systems, Inc. (the “Company”) priced a follow-on public offering of 4,090,000 shares of its common stock at a price to the public of $11.00 per share. The underwriters of the offering were also granted a 30-day option to purchase up to an additional 613,500 shares of the Company’s common stock at the public offering price.

The follow-on offering closed on August 6, 2014. The Company’s sale of common stock in the offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-197436).

Lock-Up Agreements Executed in Connection with Follow-On Public Offering

In connection with the follow-on public offering described above, the Company agreed with the underwriters not to sell or otherwise transfer or dispose of any of its securities until October 30, 2014 (a period of 90 days from the date of the final prospectus related to the offering), subject to certain exceptions. Additionally, each of the Company’s directors and executive officers and certain of its significant stockholders executed lock-up agreements with the underwriters of the offering, in which they agreed not to sell or otherwise dispose of any of the Company’s securities that they respectively beneficially own until September 30, 2014 (a period of 60 days from the date of the final prospectus related to the offering), also subject to certain exceptions.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. on behalf of the underwriters of the offering may, in their sole discretion, permit early release of shares subject to the lock-up agreements. For a further description of the lock-up agreement terms, please refer to the “Underwriting” section of the final prospectus related to the offering, as filed on August 1, 2014 with the Securities and Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not purely historical facts constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the possible exercise of the underwriters’ option to purchase additional shares in the above-referenced offering, the potential issuance of shares by the Company in the future, potential transactions in the Company’s common stock by its existing stockholders and the ability of the underwriter representatives to waive the lock-up agreements described above.

Forward-looking statements can generally be identified by words such as “anticipates,” “may,” “can,” “believes,” “expects,” “projects,” “intends,” “likely,” “target,” “will,” “to be” and other expressions that are predictions or indicate future events, trends or prospects, although not all forward-looking statements contain these identifying words. Investors should not place undue reliance on these forward-looking statements.

The statements in this Current Report on Form 8-K are made as of the date of hereof, even though this filing may be made available on the Company’s website or otherwise. The Company does not assume any obligation to update the forward-looking statements provided herein to reflect events that occur or circumstances that exist after the date on which the forward-looking statements were made, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAVENIR SYSTEMS, INC.

Date: August 6, 2014	By:	/s/ Terry Hungle
	Name:	Terry Hungle
	Title:	Chief Financial Officer